UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 9, 2013
(Date of earliest event reported: October 9, 2013)

 Revlon Consumer Products Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 9, 2013, Revlon, Inc. ("Revlon") issued a press release (the “Press Release”) announcing that Revlon Consumer Products Corporation ("RCPC" and together with Revlon, the “Company”), Revlon’s wholly-owned operating subsidiary, completed its previously-announced acquisition of The Colomer Group Participations, S.L. on October 9, 2013.  The cash purchase price was $665 million, after giving effect to certain adjustments pursuant to the Share Sale and Purchase Agreement dated August 3, 2013, by and among RCPC and Beauty Care Professional Products Participations, S.A., Romol Hair & Beauty Group, S.L., Norvo, S.L., and Staubinus España, S.L. (the "Purchase Agreement"), which the Company financed with proceeds from the previously-disclosed $700 million upsizing of RCPC’s bank term loan facility.

The full text of the Press Release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 2.01 in its entirety.  The references to the Purchase Agreement and to RCPC's bank term loan facility do not purport to be complete and such descriptions are qualified in their entirety by reference to the text of the Purchase Agreement, which was included as Exhibit 2.1 to the Form 8-K filed with the SEC on August 5, 2013, and to the Amended Term Loan Facility (as defined below), which was included as Exhibits 4.1 and 4.2 to the Form 8-K filed with the SEC on August 19, 2013, which exhibits are incorporated by reference herein in their entirety.

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 2.01 of this Form 8-K is incorporated by reference into this Item 2.03 in its entirety. Revlon previously disclosed RCPC’s consummation of certain amendments to its existing 2011 term loan facility (the “Amended Term Loan Facility”), which provide, among other things, that RCPC may incur up to approximately $700 million of bank term loan debt as incremental term loans under the Amended Term Loan Facility (the “Acquisition Term Loans”), on a Current Report on Form 8-K filed with the SEC on August 19, 2013, and the completion of the syndication of the Acquisition Term Loans on a Current Report on Form 8-K filed with the SEC on August 20, 2013.  RCPC used the Acquisition Term Loans as the primary source of funds to complete its acquisition of The Colomer Group.

Item 9.01.  Financial Statements and Exhibits.

 (d)       Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 9, 2013 (incorporated by reference to Exhibit 99.1 to Revlon, Inc.’s Form 8-K filed with the SEC on October 9, 2013).

The Company will file the financial statements required by Item 9.01 of Form 8-K with the SEC within 71 calendar days after the date of this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION
	By:	/s/ Lauren Goldberg
Lauren Goldberg
Executive Vice President and General Counsel

Date: October 9, 2013

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 9, 2013 (incorporated by reference to Exhibit 99.1 to Revlon, Inc.’s Form 8-K filed with the SEC on October 9, 2013).